UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 9, 2013

Del Frisco's Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35611	20-8453116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 S. Kimball Ave., Suite 100 Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (817) 601-3421

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 9, 2013, the Company issued a press release announcing its earnings results for its fiscal third quarter ended September 3, 2013. A copy of the press release is being furnished as Exhibit 99.1.

Except as set forth below under Item 8.01, the information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On October 9, 2013, the Company announced its board of directors approved a new stock repurchase program authorizing the Company to repurchase up to $10 million of its common stock over the next two years.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Press Release issued by Del Frisco's Restaurant Group, Inc., dated October 9, 2013.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Frisco's Restaurant Group, Inc. (Registrant)
October 9, 2013 (Date)	/s/ THOMAS J. PENNISON, JR. Thomas J. Pennison, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Del Frisco's Restaurant Group, Inc., dated October 9, 2013.